Results of Special Meeting of Shareholders

Baillie Gifford International Stock Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	         148,858,470
Total Shares Against/Withheld	   5,689,609
Total Shares Abstain              10,058,056

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    154,475,695           10,130,441
Robert Boulware        154,505,242           10,100,894
Susan C. Gause         154,644,736            9,961,401
Nancy Hawthorne        154,639,996            9,966,140
Barbara A. Nugent      154,776,810            9,829,326
John Rosenthal         154,529,814           10,076,322
Linda B. Strumpf       154,592,929           10,013,207
Dawn M. Vroegop        154,383,586           10,222,550


Results of Special Meeting of Shareholders

BlackRock Bond Income Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	         32,260,032
Total Shares Against/Withheld	  1,239,360
Total Shares Abstain              2,347,986

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    33,388,844           2,458,535
Robert Boulware        33,373,259           2,474,120
Susan C. Gause         33,394,273           2,453,106
Nancy Hawthorne        33,389,634           2,457,745
Barbara A. Nugent      33,413,353           2,434,026
John Rosenthal         33,396,648           2,450,731
Linda B. Strumpf       33,343,671           2,503,709
Dawn M. Vroegop        33,378,227           2,469,152


Results of Special Meeting of Shareholders

BlackRock Capital Appreciation Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	         46,557,247
Total Shares Against/Withheld     1,872,856
Total Shares Abstain              3,118,002

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    48,068,743           3,479,363
Robert Boulware        48,087,815           3,460,290
Susan C. Gause         48,062,348           3,485,758
Nancy Hawthorne        48,058,918           3,489,187
Barbara A. Nugent      48,087,757           3,460,348
John Rosenthal         48,053,687           3,494,419
Linda B. Strumpf       48,014,729           3,533,376
Dawn M. Vroegop        48,055,799           3,492,306


Results of Special Meeting of Shareholders

BlackRock Large Cap Value Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	          152,123,570
Total Shares Against/Withheld	    4,460,438
Total Shares Abstain               12,451,704

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    156,863,255           12,172,457
Robert Boulware        156,832,345           12,203,367
Susan C. Gause         157,095,033           11,940,679
Nancy Hawthorne        157,168,527           11,867,185
Barbara A. Nugent      157,124,490           11,911,222
John Rosenthal         156,809,338           12,226,375
Linda B. Strumpf       156,987,412           12,048,301
Dawn M. Vroegop        157,087,436           11,948,277


Results of Special Meeting of Shareholders

BlackRock Ultra-Short Term Bond Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	         8,123,249
Total Shares Against/Withheld	   478,877
Total SharesvAbstain               641,075

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    8,545,168           698,033
Robert Boulware        8,542,910           700,291
Susan C. Gause         8,576,665           666,536
Nancy Hawthorne        8,589,124           654,078
Barbara A. Nugent      8,576,442           666,759
John Rosenthal         8,559,995           683,206
Linda B. Strumpf       8,585,933           657,268
Dawn M. Vroegop        8,553,635           689,566


Results of Special Meeting of Shareholders

Brighthouse Asset Allocation 20 Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	        58,919,333
Total Shares Against/Withheld    1,722,570
Total Shares Abstain             3,373,113

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    60,659,683           3,355,334
Robert Boulware        60,707,931           3,307,086
Susan C. Gause         60,780,310           3,234,707
Nancy Hawthorne        60,756,832           3,258,185
Barbara A. Nugent      60,793,884           3,221,132
John Rosenthal         60,508,738           3,506,279
Linda B. Strumpf       60,649,630           3,365,387
Dawn M. Vroegop        60,717,928           3,297,088


Results of Special Meeting of Shareholders

Brighthouse Asset Allocation 40 Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	          546,666,991
Total Shares Against/Withheld	   21,857,022
Total Shares Abstain               45,956,327

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    574,895,419          39,584,921
Robert Boulware        575,116,285          39,364,055
Susan C. Gause         575,559,456          38,920,884
Nancy Hawthorne        575,118,215          39,362,125
Barbara A. Nugent      575,825,458          38,654,882
John Rosenthal         575,112,295          39,368,045
Linda B. Strumpf       574,391,499          40,088,841
Dawn M. Vroegop        574,423,279          40,057,061


Results of Special Meeting of Shareholders

Brighthouse Asset Allocation 60 Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	        1,110,055,986
Total Shares Against/Withheld	   44,151,552
Total Shares Abstain               74,179,400

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    1,157,977,071        70,409,867
Robert Boulware        1,157,742,451        70,644,488
Susan C. Gause         1,158,271,474        70,115,464
Nancy Hawthorne        1,157,775,969        70,610,969
Barbara A. Nugent      1,159,387,651        68,999,287
John Rosenthal         1,157,707,600        70,679,339
Linda B. Strumpf       1,156,732,403        71,654,535
Dawn M. Vroegop        1,157,144,017        71,242,922


Results of Special Meeting of Shareholders

Brighthouse Asset Allocation 80 Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	          766,451,284
Total Shares Against/Withheld	   33,573,168
Total Shares Abstain               55,138,961

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    801,600,219        53,563,195
Robert Boulware        801,812,401        53,351,013
Susan C. Gause         803,898,062        51,265,352
Nancy Hawthorne        803,195,018        51,968,396
Barbara A. Nugent      804,090,516        51,072,898
John Rosenthal         801,638,190        53,525,224
Linda B. Strumpf       802,559,564        52,603,850
Dawn M. Vroegop        802,503,126        52,660,288


Results of Special Meeting of Shareholders

Brighthouse/Artisan Mid Cap Value Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	         4,598,385
Total Shares Against/Withheld	   164,648
Total Shares Abstain               289,466

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    4,718,553        333,947
Robert Boulware        4,722,971        329,528
Susan C. Gause         4,746,102        306,398
Nancy Hawthorne        4,727,793        324,706
Barbara A. Nugent      4,742,674        309,825
John Rosenthal         4,733,666        318,834
Linda B. Strumpf       4,729,237        323,263
Dawn M. Vroegop        4,725,618        326,882


Results of Special Meeting of Shareholders

Brighthouse/Dimensional Internatioanl Small Company Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For           47,400,112
Total Shares Against/Withheld	  1,531,273
Total Shares Abstain              3,845,066

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    49,950,468       2,825,983
Robert Boulware        50,168,147       2,608,304
Susan C. Gause         50,036,155       2,740,296
Nancy Hawthorne        49,917,684       2,858,767
Barbara A. Nugent      50,045,843       2,730,607
John Rosenthal         50,118,119       2,658,332
Linda B. Strumpf       49,921,040       2,855,411
Dawn M. Vroegop        49,803,023       2,973,428


Results of Special Meeting of Shareholders

Brighthouse/Wellington Balanced Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	          60,471,590
Total Shares Against/Withheld	   2,029,749
Total Shares Abstain               4,743,049

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    62,291,516       4,952,872
Robert Boulware        62,317,967       4,926,422
Susan C. Gause         62,495,534       4,748,855
Nancy Hawthorne        62,492,555       4,751,833
Barbara A. Nugent      62,449,190       4,795,199
John Rosenthal         62,327,344       4,917,045
Linda B. Strumpf       62,393,074       4,851,315
Dawn M. Vroegop        62,358,619       4,885,770


Results of Special Meeting of Shareholders

Brighthouse/Wellington Core Equity Opportunities Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	         129,698,432
Total Shares Against/Withheld	   3,467,240
Total Shares Abstain               8,690,717

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    133,756,638      8,099,751
Robert Boulware        133,740,317      8,116,072
Susan C. Gause         133,985,678      7,870,712
Nancy Hawthorne        133,927,269      7,929,121
Barbara A. Nugent      134,029,886      7,826,504
John Rosenthal         133,745,573      8,110,817
Linda B. Strumpf       133,908,387      7,948,003
Dawn M. Vroegop        133,882,072      7,974,318


Results of Special Meeting of Shareholders

Frontier Mid Cap Growth Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	         33,047,370
Total Shares Against/Withheld     1,068,519
Total Shares Abstain              2,369,647

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    34,058,418      2,427,119
Robert Boulware        34,046,663      2,438,874
Susan C. Gause         34,081,840      2,403,696
Nancy Hawthorne        34,105,958      2,379,578
Barbara A. Nugent      34,120,561      2,364,975
John Rosenthal         34,025,246      2,460,291
Linda B. Strumpf       34,084,714      2,400,822
Dawn M. Vroegop        34,072,173      2,413,364


Results of Special Meeting of Shareholders

Jennison Growth Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	       176,805,238
Total Shares Against/Withheld	 6,701,636
Total Shares Abstain            12,699,052

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    181,563,593     14,642,333
Robert Boulware        181,212,710     14,993,216
Susan C. Gause         181,540,683     14,665,243
Nancy Hawthorne        181,533,763     14,672,164
Barbara A. Nugent      181,543,586     14,662,341
John Rosenthal         181,459,721     14,746,205
Linda B. Strumpf       181,415,505     14,790,421
Dawn M. Vroegop        181,469,858     14,736,068


Results of Special Meeting of Shareholders

Loomis Sayles Small Cap Core Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	           1,605,543
Total Shares Against/Withheld	      55,681
Total Shares Abstain                  87,797

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    1,648,176     100,846
Robert Boulware        1,648,501     100,521
Susan C. Gause         1,651,727      97,295
Nancy Hawthorne        1,651,477      97,544
Barbara A. Nugent      1,650,156      98,866
John Rosenthal         1,646,965     102,056
Linda B. Strumpf       1,650,292      98,730
Dawn M. Vroegop        1,652,538      96,484


Results of Special Meeting of Shareholders

Loomis Sayles Small Cap Growth Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For          25,926,036
Total Shares Against/Withheld	   653,320
Total Shares Abstain             2,172,506

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    26,796,608     1,955,255
Robert Boulware        26,905,617     1,846,246
Susan C. Gause         26,763,186     1,988,676
Nancy Hawthorne        26,841,124     1,910,738
Barbara A. Nugent      26,714,973     2,036,890
John Rosenthal         26,900,586     1,851,276
Linda B. Strumpf       26,749,165     2,002,697
Dawn M. Vroegop        26,814,138     1,937,725


Results of Special Meeting of Shareholders

MetLife Aggregate Bond Index Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	          222,717,860
Total Shares Against/Withheld	    7,936,852
Total Shares Abstain               15,959,562.274

To Approve a Subadvisory Agreement between the Manager and MLIA

Total Shares Voted For	          222,973,672
Total Shares Against/Withheld	    7,743,799
Total Shares Abstain               15,896,805

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    222,281,031     24,333,243
Robert Boulware        222,301,512     24,312,763
Susan C. Gause         230,134,400     16,479,875
Nancy Hawthorne        222,471,740     24,142,535
Barbara A. Nugent      230,055,153     16,559,122
John Rosenthal         229,691,695     16,922,580
Linda B. Strumpf       222,362,638     24,251,637
Dawn M. Vroegop        222,378,286     24,235,988


Results of Special Meeting of Shareholders

MetLife Mid Cap Stock Index Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	        52,321,128
Total Shares Against/Withheld	 1,682,560
Total Shares Abstain 		 3,733,145

To Approve a Subadvisory Agreement between the Manager and MLIA

Total Shares Voted For	          52,338,078
Total Shares Against/Withheld	   1,690,906
Total Shares Abstain               3,707,851

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    53,404,362     4,332,472
Robert Boulware        53,413,125     4,323,709
Susan C. Gause         53,443,430     4,293,404
Nancy Hawthorne        53,415,769     4,321,064
Barbara A. Nugent      53,472,766     4,264,068
John Rosenthal         53,422,562     4,314,272
Linda B. Strumpf       53,382,387     4,354,447
Dawn M. Vroegop        53,346,930     4,389,904


Results of Special Meeting of Shareholders

MetLife MSCI EAFE Index Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	          75,106,159
Total Shares Against/Withheld	   2,791,001
Total Shares Abstain               6,730,081

To Approve a Subadvisory Agreement between the Manager and MLIA

Total Shares Voted For	        75,055,545
Total Shares Against/Withheld	 2,772,629
Total Shares Abstain             6,799,068

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    78,155,466     6,471,775
Robert Boulware        78,188,922     6,438,319
Susan C. Gause         78,292,748     6,334,492
Nancy Hawthorne        78,245,824     6,381,417
Barbara A. Nugent      78,282,697     6,344,544
John Rosenthal         78,094,145     6,533,095
Linda B. Strumpf       78,259,394     6,367,847
Dawn M. Vroegop        78,152,806     6,474,435


Results of Special Meeting of Shareholders

MetLife Russell 2000 Index Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	          40,669,673
Total Shares Against/Withheld	   1,606,853
Total Shares Abstain               2,785,934

To Approve a Subadvisory Agreement between the Manager and MLIA

Total Shares Voted For	         40,656,928
Total Shares Against/Withheld	  1,620,953
Total Shares Abstain              2,784,581

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    41,437,133     3,625,328
Robert Boulware        41,448,569     3,613,892
Susan C. Gause         41,540,593     3,521,868
Nancy Hawthorne        41,544,374     3,518,087
Barbara A. Nugent      41,502,015     3,560,446
John Rosenthal         41,432,799     3,629,661
Linda B. Strumpf       41,496,614     3,565,847
Dawn M. Vroegop        41,496,595     3,565,866


Results of Special Meeting of Shareholders

MetLife Stock Index Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	        129,660,319
Total Shares Against/Withheld	  5,516,073
Total Shares Abstain              9,466,213

To Approve Subadvisory Agreement between the Manager and MLIA

Total Shares Voted For	         129,410,075
Total Shares Against/Withheld	   5,648,765
Total Shares Abstain               9,583,767

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    133,340,356    11,302,250
Robert Boulware        133,422,548    11,220,058
Susan C. Gause         133,526,056    11,116,550
Nancy Hawthorne        133,458,975    11,183,631
Barbara A. Nugent      133,449,490    11,193,115
John Rosenthal         133,444,869    11,197,737
Linda B. Strumpf       133,398,240    11,244,365
Dawn M. Vroegop        133,172,138    11,470,468


Results of Special Meeting of Shareholders

MFS Total Return Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For            4,723,670
Total Shares Against/Withheld	    120,329
Total Shares Abstain                300,730

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    4,873,726      271,004
Robert Boulware        4,865,760      278,970
Susan C. Gause         4,878,426      266,305
Nancy Hawthorne        4,875,311      269,419
Barbara A. Nugent      4,879,360      265,370
John Rosenthal         4,876,771      267,960
Linda B. Strumpf       4,872,172      272,558
Dawn M. Vroegop        4,867,852      276,878


Results of Special Meeting of Shareholders

MFS Value Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	         189,457,882
Total Shares Against/Withheld	   4,252,599
Total Shares Abstain              13,037,995

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    193,196,426    13,552,050
Robert Boulware        192,944,725    13,803,751
Susan C. Gause         194,727,932    12,020,544
Nancy Hawthorne        193,266,662    13,481,814
Barbara A. Nugent      194,729,058    12,019,418
John Rosenthal         194,474,998    12,273,478
Linda B. Strumpf       193,388,063    13,360,413
Dawn M. Vroegop        193,091,448    13,657,028


Results of Special Meeting of Shareholders

Neuberger Berman Genesis Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	          52,220,260
Total Shares Against/Withheld	   1,512,309
Total Shares Abstain               3,401,800

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    53,275,142    3,859,228
Robert Boulware        53,273,909    3,860,461
Susan C. Gause         53,660,022    3,474,348
Nancy Hawthorne        53,283,561    3,850,809
Barbara A. Nugent      53,702,867    3,431,503
John Rosenthal         53,681,695    3,452,675
Linda B. Strumpf       53,333,291    3,801,078
Dawn M. Vroegop        53,236,939    3,897,431


Results of Special Meeting of Shareholders

T. Rowe Price Large Cap Growth Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	          101,660,619
Total Shares Against/Withheld	    3,239,341
Total Shares Abstain                6,473,015

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    103,668,431    7,704,545
Robert Boulware        103,574,542    7,798,434
Susan C. Gause         103,988,339    7,384,637
Nancy Hawthorne        103,844,446    7,528,530
Barbara A. Nugent      103,946,900    7,426,076
John Rosenthal         103,676,241    7,696,736
Linda B. Strumpf       103,770,966    7,602,010
Dawn M. Vroegop        103,769,199    7,603,777


Results of Special Meeting of Shareholders

T. Rowe Price Small Cap Growth Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For              56,786,913
Total Shares Against/Withheld        1,935,108
Total Shares Abstain                 3,256,421

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    57,709,310      4,269,132
Robert Boulware        57,780,588      4,197,854
Susan C. Gause         57,802,458      4,175,983
Nancy Hawthorne        57,724,372      4,254,069
Barbara A. Nugent      57,784,910      4,193,531
John Rosenthal         57,718,267      4,260,175
Linda B. Strumpf       57,761,661      4,216,780
Dawn M. Vroegop        57,756,107      4,222,334


Results of Special Meeting of Shareholders

Van Eck Global Natural Resources Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	         90,220,509
Total Shares Against/Withheld	  2,975,960
Total Shares Abstain              5,623,661

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    92,251,875      6,568,255
Robert Boulware        92,038,378      6,781,752
Susan C. Gause         92,424,267      6,395,863
Nancy Hawthorne        92,209,539      6,610,591
Barbara A. Nugent      92,430,815      6,389,315
John Rosenthal         92,350,643      6,469,487
Linda B. Strumpf       92,204,948      6,615,183
Dawn M. Vroegop        91,878,684      6,941,447


Results of Special Meeting of Shareholders

Western Asset Management Strategic Bond Opportunities Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	         235,127,941
Total Shares Against/Withheld	   5,638,669
Total Shares Abstain              17,411,418

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    242,949,906     15,228,123
Robert Boulware        242,955,078     15,222,951
Susan C. Gause         243,766,666     14,411,363
Nancy Hawthorne        243,452,833     14,725,195
Barbara A. Nugent      243,992,520     14,185,509
John Rosenthal         243,200,837     14,977,191
Linda B. Strumpf       243,277,895     14,900,134
Dawn M. Vroegop        243,046,821     15,131,207


Results of Special Meeting of Shareholders

Western Asset Management U.S. Government Income Portfolio

The Special Meeting of Shareholders was held on February 24, 2017 at 10:00 a.m. eastern time at One Financial Center, Boston, Massachusetts. The voting results for the proposals considered at the Special Meeting of Shareholders are as follows:

To Approve an Advisory Agreement between the Trust and the Manager

Total Shares Voted For	           169,853,671
Total Shares Against/Withheld	     4,153,070
Total Shares Abstain                12,293,500

Election of Trustees.  The shareholders of the Portfolio elected
Stephen M. Alderman, Robert Boulware, Susan C. Gause, Nancy Hawthorne, Barbara A. Nugent, John Rosenthal, Linda B. Strumpf and Dawn M. Vroegop to serve on the Board of Trustees.

            Total Shares Voted For    Total Shares Against/Withheld

Stephen M. Alderman    174,225,331     12,074,910
Robert Boulware        174,714,516     11,585,726
Susan C. Gause         175,114,054     11,186,187
Nancy Hawthorne        175,149,397     11,150,844
Barbara A. Nugent      175,367,146     10,933,095
John Rosenthal         174,541,726     11,758,515
Linda B. Strumpf       175,012,343     11,287,898
Dawn M. Vroegop        175,088,340     11,211,902